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                                                                  Exhibit 10.106



                             AMENDED AND RESTATED
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                        LOAN AND STOCK PLEDGE AGREEMENT
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          THIS AMENDED AND RESTATED LOAN AND STOCK PLEDGE AGREEMENT (the "Loan
Agreement" or "Agreement") is made and executed as of January 1, 2000, by and among LAWRENCE J. GRILL ("Pledgor") and UNITED PANAM FINANCIAL CORP., a California corporation ("Lender") in connection with aggregate loans of $300,000.00 previously made by Lender to Pledgor ("Loan") pursuant to an Amended and Restated Promissory Note (the "Note") of Borrower of even date herewith in the principal amount of $300,000, the proceeds of which have been used by Pledgor to purchase 375,000 shares of the common stock of Lender on October 15, 1997 and March 12, 1999, acquired by exercise of Stock Options (the "Options") pursuant to a Stock Option Agreement between Lender and Pledgor. The Option was granted under and subject to the terms of Lender's Stock Option Plan. This Agreement amends and restates in their entirety the Loan and Stock Pledge Agreement, dated October 15, 1997, respecting a loan in the amount of $225,000 made by Lender to Pledgor, and the Loan and Stock Pledge Agreement, dated March 12, 1999 respecting a loan in the amount of $75,000 made by Lender to Pledgor.

          1.  Pledge of Shares.  Pledgor hereby agrees to (i) pledge a total of
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375,000 shares of Lender's common stock ("Shares") pursuant to this Agreement as security for the Loan; and (ii) repay the Loan in full on or before December 31, 2002.

          2.  Obligations; Security Interest.  This Loan Agreement and the
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security interest created hereby are given for the purpose of securing the payment and performance of any and all of Pledgor's presently existing or hereafter arising obligations and liabilities owing to Lender ("Obligations"), including, without implied limitation (i) payment of all indebtedness evidenced by the Note; (ii) all present and future obligations of Pledgor under this Agreement; and (iii) any and all amendments, modifications, renewals and/or extensions of any of the foregoing, including, but not limited to amendments, modifications, renewals or extensions which are evidenced by new or additional instruments, documents or agreements or which change the rate of interest on any indebtedness or obligations secured hereby. The term "Obligations" as used herein is intended to mean Obligations in its most comprehensive sense and includes all present and future indebtedness, liabilities, undertakings, covenants and other obligations of Pledgor, whether voluntary or involuntary, absolute or contingent, liquidated or unliquidated, determined or undetermined, earned or unearned, and due or not due.

          3.  Pledge.  Pledgor hereby assigns, grants, pledges and transfers to
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Lender, as security for the payment and performance of the Obligations described in Paragraph 1 above, a security interest in, and lien upon all of Pledgor's right, title and interest in and to the following:

              (a)  the Shares;
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              (b)  stock powers ("Powers") duly executed in blank, with such signatures properly guaranteed covering all of the Shares; and

              (c) the proceeds of each of the foregoing including, without limitation any and all dividends, cash, instruments and other property from time to time received, receivable, or otherwise distributed in respect of or in exchange for any of the Shares or Options (the "Proceeds"). The Shares, the Powers, and the Proceeds shall be collectively referred to as the "Collateral".

          4.  Deliveries.  Concurrent with the execution hereof, Pledgor has
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delivered Certificate(s) No(s). 0194 (44,750), 0199 (160,000) and 0262 (95,250),
representing all of the Shares, to Lender together with related Powers or endorsements, to be held pursuant to the terms hereof for the benefit of Lender.

          5.  Lender's Duties.  Lender shall have no duty with respect to the
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Collateral other than the duty to use reasonable care if it is in its possession. Without limiting the generality of the foregoing, Lender shall be under no obligation to take any steps necessary to preserve rights in the Collateral against any other parties, to sell same if it threatens to decline in value, or to exercise any rights represented thereby; provided, however, that Lender may, at its option, do so, and any and all expenses incurred in connection therewith shall be for the sole account of Pledgor.

          6.  Voting Rights; Dividends; Etc.  During the term of this Agreement
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and as long as no breach of agreement, representation, warranty or obligation of
Pledgor or other event of default, under this Loan Agreement or the Note (an "Event of Default"), shall have occurred and be continuing beyond any applicable cure period:

              (a) Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Shares or any part thereof for any purpose not inconsistent with the terms of this Agreement.

              (b) Pledgor shall be entitled to receive and retain any and all dividends and distributions paid in respect of the Shares provided, however, that any and all

                   (i) dividends and distributions paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Shares,

                   (ii) dividends and distributions paid or payable in cash in respect of any Shares in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, and

                   (iii) cash paid with respect to, payable or otherwise distributed on redemption of, or in exchange for, any Shares, shall be forthwith delivered to Lender to hold as
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Collateral and shall, if received by Pledgor, be received in trust for the benefit of Lender, be segregated from the other property or funds of Pledgor, and be forthwith delivered to Lender as Collateral in the same form as so received (with any necessary endorsement).

              (c) Lender shall execute and deliver (or cause to be executed and delivered) to Pledgor all such proxies and other instruments as Pledgor may reasonably request for the purpose of enabling Pledgor to exercise those voting and other rights which it is entitled to exercise pursuant to paragraph 6(a) above and to receive those dividends or distributions which it is authorized to receive and retain pursuant to paragraph 6(b) above.

              (d) If an Event of Default shall have occurred and be continuing and any amounts shall be due and payable (whether by acceleration, maturity, or otherwise) under any of the Obligations, all rights of Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to this paragraph 6 and to receive the dividends and distributions which it would otherwise be authorized to receive and retain pursuant to this paragraph shall, at Lender's option, cease, and all such rights shall, at Lender's option, thereupon become vested in Lender so long as an Event of Default shall continue, and Lender shall, at its option, thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Collateral such dividends and interest payments.

          7.  Representations.  Pledgor warrants, represents and covenants that:
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              (a)  except as set forth in the Securities Act of 1933, as amended
(the "Act"), there are no restrictions upon the transfer of any of the Collateral and Pledgor has the right to pledge and grant a security interest in or otherwise transfer such Collateral free of any encumbrances or rights of third parties;

              (b) all of the Collateral is and shall remain free from all liens, claims, encumbrances, and purchase money or other security interests, and Pledgor shall not, without Lender's prior written consent, sell, transfer or otherwise dispose of any or all of the Collateral;

              (c) this Agreement, and the delivery to Lender of the certificates representing the Shares creates a valid and perfected security interest in the Collateral in favor of Lender, and all actions necessary or desirable to such perfection have been duly taken;

              (d) no authorization or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either
(i) for the grant by Pledgor of the security interest granted hereby or for the execution, delivery or performance of this Agreement by Pledgor; (ii) for the perfection of or exercise by Lender of its rights and remedies hereunder; or
(iii) for the exercise by Lender of the voting or other rights provided for in this Agreement or the remedies in respect of the Shares pursuant to this Agreement (except as may be required in connection with a disposition of the Shares by laws affecting the offering and sale of securities generally);

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              (e)  Pledgor has made its own arrangements for keeping informed of changes or potential changes affecting the Collateral (including, but not limited to, rights to convert, rights to subscribe, payment of dividends, reorganization or other exchanges, tender offers and voting rights) and Pledgor agrees that Lender shall have no responsibility or liability for informing Pledgor of any such changes or potential changes or for taking any action or omitting to take any action with respect thereto; and

              (f) All of the outstanding Shares have been duly and validly issued by UPFC and they are fully paid and nonassessable.

          8.  Share Adjustment.  In the event that during the term of this
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Agreement, any reclassification, readjustment or other change is declared or made in the capital structure of Borrower, or any Option is exercised, all new substituted and additional shares, options, or other securities, issued, or issuable, to Pledgor by reason of any such change or exercise shall be delivered to and held by Lender under the terms of this Agreement in the same manner as the Collateral originally pledged hereunder.

          9.  Warrants.  In the event that during the term of this Agreement,
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subscription warrants or any other rights or options shall be issued or exercised in connection with the Collateral, such warrants, rights and options acquired by Pledgor shall be immediately assigned by Pledgor to Lender and all new stock or other securities so acquired by Pledgor shall also be immediately assigned to Lender to be held under the terms of this Agreement in the same manner as the Collateral originally pledged hereunder.

          10. Consent.  Pledgor hereby consents that, from time-to-time, before
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or after the occurrence or existence of any Event of Default, with or without notice to or assent from Pledgor, any other security at any time held by or available to Lender for any of the Obligations or any other security at any time held by or available to Lender of any other person, firm or corporation secondarily or otherwise liable for any of the Obligations, may be exchanged, surrendered, or released and any of the Obligations may be changed, altered, renewed, extended, continued, surrendered, compromised, waived or released, in whole or in part, as Lender may see fit, and Pledgor shall remain bound under this Agreement notwithstanding any such exchange, surrender, release, alteration, renewal, extension, continuance, compromise, waiver or inaction, or extension of further credit.

          11. Remedies Upon Default.  Upon the occurrence of an Event of
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Default, Lender shall have, in addition to any other rights given by law or the rights hereunder, all of the rights and remedies with respect to the Collateral of a secured party under the California Uniform Commercial Code ("Code").

          In addition, with respect to the Collateral, or any part thereof, upon thirty (30) business days' notice to Pledgor following the occurrence of an Event of Default and Pledgor's failure to cause such Event of Default to be cured within such period, Lender may sell or cause the same to

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be sold at any public or private sale, in one or more sales or lots, at such price as Lender may deem best, and for cash or on credit or for future delivery, without assumption of any credit risk, and the purchaser of any or all of the Collateral so sold shall thereafter hold the same absolutely, free from any claim, encumbrance or right of any kind whatsoever.

          Any sale of the Collateral conducted in conformity with reasonable commercial practices of banks, insurance companies or other financial institutions disposing of property similar to the Collateral and any sale made through NASDAQ, any securities exchange or any NASD member shall be conclusively deemed to be commercially reasonable. Any requirements of reasonable notice shall be met if such notice is mailed to Pledgor, at the address set forth in the Loan Agreement, at least twenty (20) calendar days before the time of the sale or disposition. Any other retirement of notice, demand or advertisement for sale, is, to the extent permitted by law, waived.

          Lender may, in its own name, or in the name of a designee or nominee, buy at any public sale of the Collateral, or to the extent permitted by the Code, at any private sale. Lender shall have the right to execute any document or form, in its name or in the name of the Pledgor, which may be necessary or desirable in connection with such sale of Collateral.

          In addition to specific rights provided herein with respect to sales of the Shares, and subject to applicable law, sales of the Collateral may be conducted with or without demand and with or without notice or advertisement, for cash, credit or for future delivery, all as the Lender shall deem appropriate. Without limiting the foregoing, the Lender may (i) approach and negotiate with potential purchasers, and (ii) restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing such Collateral for their own account for investment and not with a view to the distribution or resale thereof in the event the securities to be sold constitute restricted securities under the Securities Act of 1933 and Rule 144 of the Securities and Exchange Commission thereunder. In the event any such Collateral is sold at private sale, Pledgor agrees that such sale shall not, by reason merely that it is a private sale subject to the potential restrictions described herein, or that there is a possibility that a substantially higher price might have been realized at a public sale, be deemed to have not been made in a commercially reasonable manner. Pledgor recognizes that no ready market may exist for such Collateral and that a sale by Lender of any such Collateral for an amount substantially less than the value of the Shares may be commercially reasonable in view of the difficulties that may be encountered in attempting to sell a large block of the securities of Lender. Upon consummation of any such sale, Lender shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof, the Collateral so sold. Each such Purchaser of any such sale shall hold the Property sold absolutely free from any claim or right on the part of the Pledgor, and Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay and/or appraisal which Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. If any consent, approval or authorization of any state, municipal or other governmental agency or authority shall be necessary to effectuate any sale or disposition of the Collateral, Pledgor shall execute all such applications and other instruments as may be required in connection with securing any such consent, approval or authorization and, will otherwise use its best efforts to secure the same. Under no circumstances will Lender be obligated

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to register any securities under the Securities Act of 1933 or any similar qualification or registration law of any state, unless, in its sole discretion, it shall elect to do so, in which case the cost of such registration and qualification shall become part of the Obligations secured hereby.

          12.  Lender as Pledgor's Attorney-in-Fact.  Pledgor hereby irrevocably
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appoints Lender as its attorney-in-fact to arrange for the transfer at any time of the Collateral on the books of Pledgor to the name of Lender or to the name of Lender's nominee.

          13.  Further Assurances.  Pledgor agrees that it will cooperate with
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Lender  and will execute and deliver, or cause to be executed and delivered, all such other stock powers, proxies, instruments, and documents and will take all such other action, as Lender may reasonably request from time to time in order to carry out the provisions and purposes hereof.

          14.  Attorneys' Fees and Costs.  Pledgor hereby agrees to pay all
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reasonable attorneys' fees and all other costs and expenses which may be incurred by Lender in the enforcement of this Agreement, whether or not suit is brought.

          15.  Notices.  All notices or demands by any party hereto to the other
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party and relating to this Agreement shall be made in the manner and to the addresses set forth in the Loan Modification Agreement.

          16.  California Law Applicable.  This Agreement shall be governed by,
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and construed in accordance with, the laws of the State of California.

          17.  General Provisions.
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               (a)  This Agreement shall be binding and deemed effective when executed by Pledgor and accepted and executed by Lender.

               (b) This Agreement shall bind and inure to the benefit of the respective successors and assigns of Pledgor and Lender; provided, however, that Pledgor may not assign this Agreement or any rights hereunder without Lender's prior written consent and any prohibited assignment shall be absolutely void. No consent to an assignment by Lender shall release Pledgor from its obligations to Lender hereunder. Lender may assign its rights and duties hereunder. Lender reserves the right to sell, assign, transfer, negotiate, or grant participations in all or any part of, or any interest in rights and benefits hereunder. In connection therewith, Lender may disclose all documents and information which Lender now or hereafter may have relating to Pledgor or Pledgor's business.

               (c) Section headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each Section hereof applies equally to this entire Agreement.

               (d) Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against Lender or Pledgor, whether under any rule of construction or

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otherwise, by virtue of such party's having prepared the same. On the contrary, this Agreement has been reviewed by each of the parties and their counsel and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of all parties hereto.

              (e) Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

              (f) This Agreement cannot be changed or terminated orally. All prior agreements, understandings, representations, warranties, and negotiations, if any, are merged into this Agreement and the other documents and written agreements entered into in connection herewith and therewith.

              (g) THE PARTIES HEREBY EXPRESSLY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (1) ARISING UNDER THIS AGREEMENT, ANY OF THE LOAN DOCUMENTS OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT, THE LOAN DOCUMENTS, OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND THE PARTIES HEREBY AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

              IN WITNESS WHEREOF, the parties have executed this Agreement on the date first written.

                                    UNITED PANAM FINANCIAL CORP.
                                    a California Corporation


                                    By: __________________________________
Lawrence J. Grill                   Its:__________________________________

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